
QHSLAB
The Future of Healthcare is Here.

QHSLAB

Physician Testimonial



"QHSLab assessments have become a mandatory standard of care in my practice for mental health. These assessments help to remove the stigma surrounding mental health concerns while allowing me to address these issues faster and with better-integrated care while providing a new revenue stream for my practice."

Raul Vargas, M.D., Chief Medical Officer
We Care Family Physicians, Orlando, Florida

Current Reimbursable Screenings Include:
Mental Health Screen • Allergy Management • Asthma Control Test • Chronic Pain Assessment • Post-COVID Health • Medical Nutrition Therapy • Obstructive Sleep Apnea • And More…

QHSLAB

Physician Testimonial



"My patients have provided overwhelmingly positive feedback about the PHQ-GAD assessment offered by QHSLab. This assessment delves into important mental health questions often on their minds but might not be addressed during our routine physician-patient encounters."

Bruce Taylor, MD
Taylor Family Medicine, Birmingham, Alabama

Current Reimbursable Screenings Include:
Mental Health Screen • Allergy Management • Asthma Control Test • Chronic Pain Assessment • Post-COVID Health • Medical Nutrition Therapy • Obstructive Sleep Apnea • And More…

QHSLAB

Strategic Priorities

Our mission is to enhance the quality of life for individuals and populations by using physician-directed digital medicine, point-of-care solutions, and innovative preventive health technologies.



QHSLAB
Health Questionnaire
Blood Sugar Monitoring
How to read blood sugar levels

Our Goals:

1. Improve patient outcomes.
2. Decrease unnecessary waste and non-clinical tasks.
3. Boost practice revenue through reimbursable services.

Value-Based

QHSLab offers tools that improve patient healthcare, reduce costs for insurance providers and corporations, and enable physicians to grow their practice revenues.

Patient-Centered

Our products simplify the interaction between physicians and their patients, ensuring a high-quality patient experience and delivering increased value throughout their care.

Time-Saving

Physicians can optimize in-person office visits and non-face-to-face patient education, all while generating extra revenue from reimbursable preventive services.

Prevention-Focused

Our products are created to encourage the prevention, early detection, effective management, and potential reversal of chronic diseases.

QHSLAB

Three-Step Growth Strategy

1. Growing Recurring Revenue Base

We are expanding our direct sales force to attract more medical practitioners and increase the adoption of our point-of-care and digital medicine services, ultimately growing our revenue per client metric. Additionally, we plan to explore future distribution channels through management service organization (MSO) partnerships, independent physician associations (IPAs), and independent sales and distributor organizations.

2. Increasing Industry Visibility

We are increasing the number of medical conferences and webinar events to introduce and educate medical community members about QHSLab's technology and the revenue opportunities available.

3. Expanding Product Portfolio

We are developing additional point-of-care procedures, and digital medicine solutions that Primary Care Physicians (PCPs) can utilize and receive reimbursement for under existing government and private insurance programs.



QHSLAB Product Overview

The QHSLab SaaS Platform is an advanced, reimbursable software system for healthcare providers in non-face-to-face and point-of-care settings. It combines health risk assessments for some of the most common chronic conditions with care recommendations and patient resources based on medical guidelines. QHSLab engages patients directly, evaluates their current health conditions, and identifies at-risk statuses and behaviors, leading to improved clinical decision-making, patient outcomes and additional revenue for practitioners through reimbursable preventative services.

- **Comprehensive and Interactive Program:** QHSLab creates a comprehensive program for patients, tracking their progress through their medical provider's software and guidance.
- **Seamless Integration:** The system seamlessly integrates into existing physician and healthcare interventions and workflows.
- **User-Friendly:** Minimal administrative involvement is required for assessment or patient program development, and complete training and customer support are available.
- **Proven Success:** QHSLab was successfully launched in South Florida. It is a cloud-based, scalable interactive platform that allows patients to respond to numerous customized risk assessments directed by their primary care provider for conditions such as allergies, mental health issues, chronic pain, etc.
- **Positive Financial Impact:** Current medical practice users of QHSLab are experiencing new reimbursements exceeding $10,000 per month per provider and growing.



QHSLAB
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Medical and Scientific Advisory Board

QHSLAB



Syed A.A. Rizvi, MD, Ph.D., MBA, MS
Dr. Rizvi is a Professor of Pharmaceutical Sciences at Hampton University, holding MD, Ph.D., MPH, MBA, RN and MS. He has authored over 200 peer-reviewed articles, including 105 journal publications, and serves on the editorial/expert boards of 77 different journals.



Alex Mirakian, MD
Alex Mirakian, MD, is an experienced and Board Certified Radiation Oncologist. With 18 years of expertise, he specializes in breast, genitourinary, lung, head and neck, skin, and GI cancers. Previously, he was a Fellow at the prestigious MD Anderson Cancer Center in Houston, TX.



Reza Yavari, MD
Dr. Yavari is a leader in endocrinology, diabetes, and metabolism. With board certification in these specialties, he has gained recognition as the founder of Beyond Care®, a preventive care and Yale-affiliated diabetes and obesity center, solidifying his position as a driving force in lifestyle management and wellness.



Frederic W. Pullen, II, MD
Dr. Pullen is a distinguished Professor of Otolaryngology at the University of Miami, Miller School of Medicine. Additionally, he is the visionary Founder of American Educational Designers, pioneering videotape teaching in medicine, and Allertemp, a provider of allergy services to physicians' offices across South Florida.



Frank Lichtenberger, MD, Ph.D.
Dr. Lichtenberger is an expert, Board-Certified Internist and Allergy Immunologist with a distinguished reputation as the top-ranked Allergy/Immunology practitioner for care complexity in North Carolina. His extensive expertise in managing Primary Immunodeficiency, Hereditary Angioedema, and Mast Cell Disorders makes him a leading authority in these specialized medical conditions.



Björn Herman, MD, FACS
Dr. Herman is the Assistant Professor of Otolaryngology at the University of Miami, Miller School of Medicine. He played a vital role in developing the Department of Otolaryngology's allergy program. He actively contributed to establishing the University's satellite clinics in Palm Beach County, FL.



Juan Escobar, MD
Dr. Escobar is an internal medicine practitioner with over 25 years of clinical expertise and a strong interest in anti-aging medicine. He currently serves as the Medical Director at NeuroTechnology, focusing on utilizing innovative technology to enhance memory and capacity for achievement and foster a more balanced lifestyle for individuals.



Marcos Sanchez-Gonzalez, MD, Ph.D.
Dr. Sanchez-Gonzalez boasts more than 18 years of exercise and cardiovascular physiology expertise. He has made significant contributions as a physiologist in developing biomedical devices for scientific research and medical applications while also serving as a Junior Investigator with the National Institutes of Health (NIH) Minority Programs.

Key Data Outcomes 2023

QHSLAB

1. From January 1 to September 30, 2023, ***we conducted over 30,000 assessments,*** encompassing various tools, including Q-Scales, PHQ-GAD16, Preventive Health Behaviors, Allergy and Asthma, and more.

2. The "Q-Scale," which stands for "Quality of Life" Scale, is a validated 10-item tool that identifies at-risk patients. It automatically triages risk and where indicated includes the PHQ-9, GAD-7, and Kessler-6 instruments for these identified patients. ***High negative Q-Scale scores are associated with increased utilization of hospital bed days, urgent care, and emergency room encounters.***

3. Patients seeking emotional support typically exhibit high scores on the PHQ-9 and GAD-7 assessments. Meanwhile, those seeking pain management assistance often display high PHQ-9 scores. Patients seeking lifestyle guidance also tend to have elevated scores on the PHQ-9 and GAD-7 assessments.

4. Anxiety (GAD-7) and Depressive symptoms (PHQ-9) are linked to sino-nasal symptoms (SNOT-22). The results indicate that a more positive perception of one's health is linked to reduced disease symptoms.

5. Patients with the highest symptoms of depression, anxiety, and SNOT-22 are seeking help for both emotional well-being and lifestyle modification, ***demonstrating the unmet need for mental healthcare.***

The QHSLab Solution for Healthcare Providers

1. Streamline Screening & Self-Management Tools:
Healthcare providers can implement user-friendly screening and automation tools, aligning with medical guidelines to evaluate and manage healthcare risk factors across their patient population.

2. Embrace Digital Solutions:
Offer digital screening, assessments, and programs for enhanced convenience and privacy, particularly catering to those hesitant about in-person assistance.

3. Increased Practice Revenue
Encourage practice participation in screenings and interventions through financial reimbursements, promoting early detection and management.

4. Identify High-Risk Patients and Monitor Moderate-Risk Ones:
Categorize high-risk patients, enabling targeted interventions while maintaining continuous monitoring of moderate-risk patients to prevent escalation and proactively address their needs.

5. Support Treatment-Resistant Patients:
Provide ongoing monitoring and assistance for high-risk patients unresponsive to treatment or facing recovery challenges.

6. Reduce Mental Health Stigma:
Cultivate a culture that fosters open dialogues about mental health, aiming to diminish stigma and create a supportive, non-judgmental environment for patients seeking help.

QHSLab Expert System Overview

Robust Data Handling with Security
QHSLab's cloud-based system features a scalable architecture capable of securely managing vast amounts of data while ensuring the utmost security, accuracy, and precision.

Holistic Patient Interventions
QHSLab enables a comprehensive evaluation of patient behaviors and disease risk during point-of-care and non-face-to-face interactions.

Reduced Administrative Overhead
QHSLab requires minimal administrative involvement in patient program development and eliminates the need for costly human resources for routine tasks.

Seamless Integration
QHSLab seamlessly integrates into existing medical and healthcare interventions.

Cost-Effective Digital Solution
QHSLab maximizes revenue through budget-friendly digital alternatives to in-person interactions.


Dashboard

QHSLab Functionality: Assessment, Scoring, and Feedback


Are your nasal symptoms mostly triggered by:

Comprehensive Data Collection *(Technology Agnostic)*
Gathers health data, behaviors, and psychosocial variables for disease risk and behavior change.

Customizable Questionnaire Creator
Uses validated instruments combined into customizable questionnaires with *expert systems* logic built into each tool.

Reporting and Benchmarking Capabilities
Allows comprehensive data analysis, population reporting, and benchmarking of populations and organizations within sub-populations.

Real-Time Scoring and Personalized Feedback

Scoring: Employing mathematical algorithms and clinical decision rules.

Feedback: Providing individually tailored reports for both physicians and patients.











Medical Nutrition Assessment

Assessment Date: 6/4/2022

QHSLAB

Patient Name

Date of Birth: XX/XX/XXXX	**Reviewed By Provider**
Age: **44**	Date: **6/4/2022**
Sex: **male**	Name: XXXXXXXX
MRN: XXXXXXXXXX	Provider NPI: XXXXXXXX
Zip Code: XXXXXX	Account Address: XXXXXXXXXXXX

PHYSICIAN INTERPRETATION

Body Mass Index (BMI):	27 - Overweight, check waist circumference for abdominal fat risk.
Weight Control:	I intend to start to restrict my daily caloric intake to lose weight in the next month.
Food Variety Score :	Moderate risk, patient could increase their food variety for health benefits.
Dietary Fat Score :	Saturated and trans fat intake is moderate to high.
Omega-3 Score :	Good. Patient is eating well, their diet is providing valuable, but moderate, levels of omega-3 fatty acids. With a little planning, they should easily be able to increase omega-3 fat intake.
Fiber Score :	High Risk - Patient needs work on improving fiber intake.
Fluids Score :	Soda could be a problem with weight control.
	Fruit juice could be a problem with weight control.
	Full cream milk is not an influence on their weight.
Vegetable Consumption (servings per day)	4 Moderate Risk
Fruit Consumption (servings per day)	3 Low Risk
Alcohol Consumption:	I drink two standard drinks per day
Tobacco Use:	Never smoked or chewed.

Treatment and Care Coordination to Consider

Patient is overweight based on BMI and intending to reduce their caloric intake to reduce their health risks.Check patients waist circumference and counsel on abdominal fat risk as a measure of their overall health risks.A realistic goal is to aim for a waistline less than 40 inches for overweight men and less than 35 inches for overweight women.

QHSLAB

Key Differentiators


Are your nasal symptoms mostly triggered by:
Grass
Other Pollen
Other animals or insects
NEXT QUESTION

Personalized Medical Reports

QHSLab utilizes medical guidelines and personalized approaches, moving beyond traditional screening methods to create customized health reports that address individual patient needs.

Empowering Patients Through Recommendations

Unlike competitors, QHSLab's tool goes the extra mile by providing data-driven recommendations and suggestions to empower patients to address their health concerns and make informed decisions.

Comprehensive Long-Term Health Insights

QHSLab distinguishes itself by linking multiple data points over time, allowing for a holistic view of a patient's health journey. Instead of relying on a single encounter, the platform focuses on practical trends and ongoing observations for more effective patient follow-up and care.

QHSLAB

The Difference to Current Practice Methods

Screening Component	Pen & Paper	EHR Template	QHSLab
Demographic matching, validation and preferred language acceptance	X	X	✓
Enhanced web-based or smartphone user interface for patient ease of use	X	Not user friendly	✓
Available to be performed prior to, during or after office encounters through automated text or email messaging (patient convenience)	X	Limited	✓
Adaptive Assessments based on the patient's demographics and responses to questions during the assessment (reducing redundancy)	X	X	✓
Automated feedback reports are presented to the patient in a mobile phone friendly interface for education and tailored self-management recommendations.	X	X	✓
Automated calculations, scoring and dynamic reporting (reducing errors)	X	Usually can score results, reporting is limited to calculation without feedback	✓
Interpretation of the assessment findings in easy-to-read human statements with care coordination items to consider based on clinical guidelines	X	X	✓
Comprehensive documentation to add to the patient encounter and medical record as evidence for respective procedure code billing	X	Limited. The provider requires additional work to interpret and evaluate the template findings.	✓
Population health management value-based analytics	X	Burdensome to the practice to develop via data extraction and expert manipulation.	✓
Fee For Service CPT Code-driven reimbursements	Limited	Limited	***Maximized!***

Outcome-Driven and Evidence-Based Medicine
Data Insights and Research

QHSLAB

Spotlight: Q-Scale Mental Health Assessment

The Role of the Q-Scale:

Recent data shows that 75% of medical office visits are related to psychological disorders. The Q-Scale assesses sleep, stress, anxiety, worry, pain, and overall life satisfaction, identifying patients with high mental health risks for further evaluation.

The Assessment Process:

The Q-Scale is a 10-item digital health assessment for measuring psycho-emotional factors in at-risk patients. Patients with potential mental health concerns on the Q-Scale are directed to the PHQ-9, GAD-7 and Kessler 6 questions for clinical anxiety and depression risk assessment. Physicians receive a clear report indicating the need for focused evaluation.

Good for Patients, Good For Doctors:

This assessment provides patients with immediate feedback and allows for substantial physician reimbursements. It includes a comprehensive report with self-management strategies for better well-being and aligns with CPT Code 96136 for Psychological or Neuropsychological Testing.


6:56
Your Q-Scale feedback report.
Please review each of your responses to the Q-Scale questions.
What is the Q-scale?
Q stands for 'Quality of Life" which is another way of saying how enjoyable, meaningful and fulfilling your life is. Your quality of life can be influenced by a number of factors such as how well you sleep, your quality of family and social relations, how much you worry and how good you feel about yourself. Research shows that people can increase their quality of life if they are aware of, and attend to, these everyday things that can make life pleasurable or miserable, worrying or worry free.
COMPLETE
AA
assessment.qhslab.com

SCALE-BASED SCORES ARE LINKED TO HEALTHCARE OVER-UTILIZATION IN THE PRIMARY CARE SETTING: DEVELOPMENT OF THE Q-SCALE

Troy Grogan 1, Syed A. A. Rizvi 2, Bishoy Goubran 3, Frank D. Fincham 4, Marcos A. Sanchez-Gonzalez 5*
1 QHSLab, Inc, West Palm Beach, FL, USA
2 Department of Biomedical Sciences, Larkin University, Miami Gardens, FL, USA
3 Department of Psychiatry, Child and Adolescent Fellowship, Rush University Medical Center, Chicago, IL
4 Family Institute, Florida State University, Tallahassee, FL, USA
5 School of Health Services Administration, Lake Erie College of Osteopathic Medicine, Bradenton, FL, USA *msanchez-gonzalez@lecom.edu

Protocol 30-094 IRB exempt Lake Erie College of Osteopathic Medicine 2023; Submission 717 APS

INTRODUCTION

- Healthcare over-utilization (HO) has risen, including excessive urgent care, hospital visits for non-urgent conditions, and decompensation of chronic diseases.
- HO has increased healthcare costs and decreased the quality of care as overflow impedes access to patients most in need of services.
- The present work reports a novel survey-based Q-Scale application as a potential screening tool to identify patients at risk of HO in primary and other routine care settings.

METHODS

- The Q-Scale (**Table 1:** Q for Quality of Life) is a computerized web and mobile device-delivered (**Figure 1:** QHSLabs) instrument comprising 10-questions, including psychosomatic aspects, negative affect (5), positive affectivity (3), and somatic (2) factors that are ordinally ranked from 1 to 5 (1= none of the time, 5 = all of the time, in the last four weeks).
- Positive negative and Q-Scale positive dimensions were added together for the Q-positive (high scores meaning low risk) and Q-negative (high scores indicating high risk).

Table 1. Q-Scale
I find it difficult to relax.
I feel unhappy and depressed.
I lack confidence in myself.
I feel under strain and pressure.
Pain interferes with my work and/or leisure.
I've lost interest or pleasure in most of my usual activities.
All things considered, I feel satisfied with my family relations and/or friends.
All things considered, I feel satisfied with my work or hobbies.
All things considered, I feel reasonably happy with life.
I get a good night sleep.



Figure 1: QHSLab Platform

- The instrument was administered across primary care clinics and payer plans in FL, USA.
- The Q-Scale scores were compared to total healthcare use, defined as hospital night use (non-childbearing related) and urgent care encounter use (non-childbearing related) in the past 12 months.
- Logistic regression models were used to identify independent predictors of HO.
- When appropriate, parametric and nonparametric tests were used to compare Q-Scale scores among high and low HO individuals.

RESULTS

- A total of 1,691 patient Q-Scales were administered, with 61.2% Female (1,035) and a median age of 50.3 ± 0.4 years. Patients under 18 years of age were excluded from this analysis.
- The scales were obtained from eight payer groups across 13 primary care practices.
- Logistic regression models revealed that Q-negative scores were independent, significant ($p<0.001$) predictors of HO.
- T-test revealed that patients with HO displayed higher Q-negative and lower Q-positive scores than those with low healthcare use for hospital nights (**Figure 2:** A and B) and urgent care (**Figure 2**: C and D).


A)
<0.0001
Q-SCORE NEGATIVE AFFECT
LOW USE (n=1537)
HIGH USE (n=153)
B)
0.0709
Q-SCORE POSITIVE AFFECT
LOW USE (n=1537)
HIGH USE (n=153)
C)
<0.0001
Q-SCORE NEGATIVE AFFECT
2 OR LESS DAYS (n=1513)
3 OR MORE DAYS (n=167)
D)
<0.0001
Q-SCORE POSITIVE AFFECT
2 OR LESS DAYS (n=1513)
3 OR MORE DAYS (n=177)

Figure 2: Q-Scale Scores and Healthcare Over-Utilization.

CONCLUSIONS

- Results suggest that the Q-Scale may be an additional valuable tool for identifying those at risk of HO in the primary care setting, especially given its ease of use and low-cost delivery.
- The use of the Q-Scale on a broader population while designing strategies and interventions to address those at high risk for HO and its impact on healthcare use and costs are the next necessary steps in the search for a more effective tool to decrease HO.

Sponsored by: USAQ QHSLab, Inc.

QHSLAB

Quality of Life Scale or "Q-Scale"

Insurance Type



40%
30%
20%
10%
0%
9%
7%
30%
31%
11%
6%
5%
1%
Medicare
Commercial
Medicaid
Medicaid Plan

n=6,337

Age Groups
mean age = 48.6



30%
23%
15%
8%
0%
1%
5%
13%
19%
23%
24%
11%
4%
8-18
19-24
25-34
35-44
45-54
55-64
65-74
75+

n=6,337

Gender
n=6,337



40%
60%
Female
Male

QHSLAB

Quality of Life "Q-Scale"


10 Item Q-Scale
I get a good nights sleep
All things considered, I feel reasonably happy with life
All things considered, I feel satisfied with my work or hobbies
All things considered, I feel satisfied with my family relations and/or friends
I've lost interest or pleasure in most of my usual activities
Pain interferes with my work and/or leisure
I feel under strain and pressure
I lack confidence in myself
I feel unhappy and depressed
I find it difficult to relax
0%
25%
50%
75%
100%
No Flags
1 Flag
2 Flags

n=6,337
60.6% = Female
Mean Age = 48.6

QHSLAB

Quality of Life "Q-Scale"



<0.0001
Q-SCORE
NEGATIVE AFFECT
16
14
12
10
8
LOW USE (n=5921)
HIGH USE (n=416)

HOSPITAL



<0.0001
Q-SCORE
NEGATIVE AFFECT
20
15
10
5
LOW USE (n=5641)
HIGH USE (n=696)

URGENT CARE



<0.0001
Q-SCORE
NEGATIVE AFFECT
20
15
10
5
LOW USE (n=5838)
HIGH USE (n=499)

PSYCH CARE

Patients with high negative Q-SCORE use Hospitals, Urgent Care, and Psych services more.

High use = 3 or more days

QHSLAB

U.S. Preventive Services TASK FORCE

New Screening Recommendations from the U.S. Preventive Services Task Force

JAMA | US Preventive Services Task Force | RECOMMENDATION STATEMENT

Screening for Depression and Suicide Risk in Adults
US Preventive Services Task Force Recommendation Statement

US Preventive Services Task Force

IMPORTANCE Major depressive disorder (MDD), a common mental disorder in the US, may have substantial impact on the lives of affected individuals. If left untreated, MDD can interfere with daily functioning and can also be associated with an increased risk of cardiovascular events, exacerbation of comorbid conditions, or increased mortality.

OBJECTIVE The US Preventive Services Task Force (USPSTF) commissioned a systematic review to evaluate benefits and harms of screening, accuracy of screening, and benefits and harms of treatment of MDD and suicide risk in asymptomatic adults that would be applicable to primary care settings.

POPULATION Asymptomatic adults 19 years or older, including pregnant and postpartum persons. Older adults are defined as those 65 years or older.

EVIDENCE ASSESSMENT The USPSTF concludes with moderate certainty that screening for MDD in adults, including pregnant and postpartum persons and older adults, has a moderate net benefit. The USPSTF concludes that the evidence is insufficient on the benefit and harms of screening for suicide risk in adults, including pregnant and postpartum persons and older adults.

RECOMMENDATION The USPSTF recommends screening for depression in the adult population, including pregnant and postpartum persons and older adults. (B recommendation) The USPSTF concludes that the current evidence is insufficient to assess the balance of benefits and harms of screening for suicide risk in the adult population, including pregnant and postpartum persons and older adults. (I statement)

JAMA. 2023;329(23):2057-2067. doi:10.1001/jama.2023.9297

Editorial page 2026

Multimedia

Related article page 2068 and JAMA Patient Page page 2102

Supplemental content

CME at jamacmelookup.com

Related article at jamanetworkopen.com

Author/Group Information: The US Preventive Services Task Force (USPSTF) members are listed at the end of this article.

Corresponding Author: Michael J. Barry, MD, Informed Medical Decisions Program, Massachusetts General Hospital, 50 Staniford St, Boston, MA 02114 (chair@uspstf.net)

JAMA | US Preventive Services Task Force | RECOMMENDATION STATEMENT

Screening for Anxiety Disorders in Adults
US Preventive Services Task Force Recommendation Statement

US Preventive Services Task Force

IMPORTANCE Anxiety disorders are commonly occurring mental health conditions. They are often unrecognized in primary care settings and substantial delays in treatment initiation occur.

OBJECTIVE The US Preventive Services Task Force (USPSTF) commissioned a systematic review to evaluate the benefits and harms of screening for anxiety disorders in asymptomatic adults.

POPULATION Asymptomatic adults 19 years or older, including pregnant and postpartum persons. Older adults are defined as those 65 years or older.

EVIDENCE ASSESSMENT The USPSTF concludes with moderate certainty that screening for anxiety disorders in adults, including pregnant and postpartum persons, has a moderate net benefit. The USPSTF concludes that the evidence is insufficient on screening for anxiety disorders in older adults.

RECOMMENDATION The USPSTF recommends screening for anxiety disorders in adults, including pregnant and postpartum persons. (B recommendation) The USPSTF concludes that the current evidence is insufficient to assess the balance of benefits and harms of screening for anxiety disorders in older adults. (I statement)

JAMA. doi:10.1001/jama.2023.9301
Published online June 20, 2023.

Editorial

Multimedia

Related article and JAMA Patient Page

Supplemental content

CME at jamacmelookup.com

Author/Group Information: The US Preventive Services Task Force (USPSTF) members are listed at the end of this article.

Corresponding Author: Michael J. Barry, MD, Informed Medical Decisions Program, Massachusetts General Hospital, 50 Staniford St, Boston, MA 02114 (chair@uspstf.net).

QHSLAB

PHQ-GAD 16 Instrument



Age Groups
mean 50.4
1%
6%
13%
17%
20%
21%
15%
7%
23%
15%
8%
0%
9-18
19-24
25-34
35-44
45-54
55-64
65-74
75+

N= 4,672



Gender
40% male
60% female
female
male

59% are female
N= 4,672

QHSLAB

PHQ-GAD 16 Instrument


PHQ-9
89%
11%
90%
68%
45%
23%
0%
Low Risk (<10)
Serious (>=10)

N= 4,672

11% of patients report clinically significant depressive symptoms


GAD-7
88%
12%
90%
68%
45%
23%
0%
Low Risk (<8)
Serious (>=8)

N= 4,672

12% of patients report clinically significant anxiety related symptoms

PHQ-GAD 16 Instrument

Serious (PHQ>10)
Low / Moderate



Thoughts of Suicidal Ideation or Thoughts of Self Harm
95%
3%
1%
1%
100%
75%
50%
25%
0%
Not at all
Several days
More than half the days
Nearly every day

N= 4,672



Mental Health Risk and Help Seeking Behavior
90%
68%
45%
23%
0%
88%
41%
59%
12%
No
Yes



Seeking Help with Mental Health
82%
18%
90%
68%
45%
23%
0%
No
Yes

QHSLAB

PHQ-GAD 16 Instrument



Pain Interferes with Work or Leisure Activities
59%
17%
24%
60%
45%
30%
15%
0%
No worries
1 Flag
2 Flags

N= 4,672

41% of patients suffer from pain that interferes with their quality of life



Persistent or Chronic Pain
69%
31%
70%
53%
35%
18%
0%
No (<3 months)
Yes (>3 months)

N= 1,920

69% of patients that indicate they have pain have had this pain for longer than three months

PHQ-GAD 16 Instrument


Seeking Help with Pain Management
40%
60%
N= 1,920
No
Yes


Seeking help with lifestyle factors
31%
69%
N= 4,672
No
Yes


Seeking help with sleep
27%
73%
N= 4,672
No
Yes

THE USEFULNESS OF DIGITAL MEDICINE TOOLS TO ASSESS ALLERGIC RHINOSINUSITIS IN THE GENERAL MEDICINE SETTING: IMPROVING MANAGEMENT AND OUTCOMES

UHealth UNIVERSITY OF MIAMI HEALTH SYSTEM
UNIVERSITY OF MIAMI MILLER SCHOOL

Eve Bowers1*; Troy Grogan2; Marcos A. Sanchez-Gonzalez3 ;Bjorn S. Herman1
1 Department of Otolaryngology-Head & Neck Surgery, Miller School of Medicine, University of Miami, Coral Gables, FL, USA
2 QHSLab, Inc., West Palm Beach, FL, USA
3 School of Health Services Administration, Lake Erie College of Osteopathic Medicine, Bradenton, FL, USA

LECOM

Introduction

Background
- The negative impact of allergies on physical and mental health, especially in adults under 65 and young patients, is well documented.
- Studies have shown that those with allergic rhinitis (AR) are more likely to suffer from depression, anxiety, decreased work productivity poor overall health. Yet, many patients suffering from this disease do not know their diagnosis or treatment options.
- Hence, recognition and diagnosis of allergy-associated is crucial to improve patient quality of life.
- There is a critical need for Implementing digital medicine allergy evaluation management tools into primary care practices.

Objective
- This study examined the usefulness of a low-cost digital medicine application (QHSLab) to identify and manage the prescription of AR first-line, over-the-counter medications in a primary care setting.

Main Outcomes and Measures
- The Sino-Nasal Outcome Test-22 (SNOT-22) is the standard of practice scoring system for rhinologic disease-specific quality of life.
- 22 categories scored from 0 – 5
  - Possible total score of 110, lower scores associated with improved quality of life and allergy control.



Figure 1: QHSLab digital medicine application.

Methods and Materials

Patients and Design
- A dual-design of retrospective data analysis with cross-sectional and longitudinal components (baseline [BASE] vs. follow-up [FU]).
- The analysis included 9,351 patients who completed the QHSLab Digital Medicine Allergy Baseline Assessment during 2021-2023.
- Data was collected from 105 Non-Allergists Primary Care practices.
- Patients were assessed for allergy and sinus symptomatology using a computerized web and mobile device-delivered SNOT–22 scoring system.
- The SNOT-22 instrument was compared among patients' medication use of intranasal steroids, antihistamines, and intranasal decongestants and overall self-rating of health.
- The digital medicine tool gave the physician a report on the severity and potential recommendations for seeking treatment and further evaluation.
- The present study was approved as Protocol 30-094 IRB exempt Lake Erie College of Osteopathic Medicine 2023

Data Analyses
- Data were analyzed via parametric and non-parametric tests for categorical and continuous variables as appropriate.

Results

Data are (M ± SD). Age 47.2 ± 18.3 years (N = 9,351)


General Population
Gender
n= 9,351
Moderate to Severe Sino-nasal Outcome Test (SNOT-22) Population
SNOT-22 Gender
n= 6,134 (65.6%)
Asthma History Population
Asthmatic - Gender
n= 1,486 (15.9%)

Figure 2: Demographics

Results

- Student's t-test showed that women scored higher SNOT-22 (P<0.001) than men.
- The proportion of patients reporting daily intranasal steroids, antihistamines, and decongestants was 4.4%, 14.4%, and 3.0%, respectively.
- ANOVA analyses indicated that self-rated health perception was linked to SNOT-22 scores such that individuals with the highest overall health scored the lowest SNOT-22 (14.48 ± 15.68, P<0.001)


General Population
Nasal spray steroid
Moderate to Severe SNOT-22 Population
SNOT-22 Nasal spray steroid

Figure 2. Less than 10% of individuals with moderate to severe SNOT-22 scores reported taking daily intranasal steroids (INS). Less than 10% of individuals with moderate to severe SNOT-22 scores take daily intranasal antihistamines, while 21% of average to severe SNOT-22 patients take nasal decongestant sprays weekly or more frequently. However, higher medication use was linked to more SNOT-22 symptoms.


P <0.001
SNOT 22
BASE
FU

Figure 3. There were 189 matched SNOT-22 assessments collected during follow-up. Student's t-test revealed that patients reported statistically significant P < 0.001 lower SNOT-22 scores at follow-up (16.99 ± 19.00) than at baseline. (20.27 ± 18.60).

Conclusions

- Results suggest that patients' perception of their health is closely linked to SNOT-22 scores and that lower SNOT-22 scores were associated with better-perceived patient health.
- Patients with moderate to severe SNOT-22 scores may be underutilizing or not optimizing treatments such as intranasal steroids and are more frequently using oral antihistamines and nasal decongestant sprays, which could be worsening their symptoms.
- Digital medicine tools may help detect uncontrolled or untreated patients with rhinosinusitis in the primary care setting. This may lead to implementing optimal treatment, patient education initiatives, and referrals to subspecialists.

References
Hopkins, C., Gillett, S., Slack, R., Lund, V. J., & Browne, J. P. (2009). Psychometric validity of the 22-item Sinonasal Outcome Test. Clinical otolaryngology : official journal of ENT-UK ; official journal of Netherlands Society for Oto-Rhino-Laryngology & Cervico-Facial Surgery, 34(5), 447-454. https://doi.org/10.1111/j.1749-4486.2009.01995.x
Kennedy, J. L., Hubbard, M. A., Huyett, P., Patrie, J. T., Borish, L., & Payne, S. C. (2013). Sino-nasal outcome test (SNOT-22): a predictor of postsurgical improvement in patients with chronic sinusitis. Ann Allergy Asthma Immunol, 111(4), 246-251.e242. https://doi.org/10.1016/j.anai.2013.06.033
Piccirillo, J. F., Merritt, M. G., Jr., & Richards, M. L. (2002). Psychometric and clinimetric validity of the 20-item Sino-Nasal Outcome Test (SNOT-20). Otolaryngol Head Neck Surg, 126(1), 41-47. https://doi.org/10.1067/mhn.2002.121022
Rizvi SAA, Pullen F, Herman B, Lichtenberger F, Sanchez-Gonzalez MA, Grogan T. Allergies in primary care: a study of the Allergy Management Evaluation Tool. Consultant. 2022;62(4):e1-e8. doi:10.25270/con.2021.07.00008

Disclosure
Authors Herman, and Sanchez-Gonzalez report no direct compensation or grant funding was received for this study, the authors however, report that they are medical advisers to QHSLab, the developer of the allergy management evaluation digital survey. Grogan reports being a director officer and having equity ownership in QHSLab, Inc, a company that develops and makes available products related to the digital applications reported in this article.

Research Findings

QHSLab tools assist in identifying untreated or uncontrolled cases of rhinosinusitis among primary care patients. This can then lead to the implementation of optimal treatment, patient education programs, and referrals to specialized healthcare providers.


Digital Medicine Allergy Management Improves
Patients Symptom Severity & Quality of Life Domains
P <0.001
SNOT 22
25
20
15
10
5
0
BASE
FU

Student's t-test revealed that patients reported statistically significant $P < 0.001$ lower SNOT-22 scores at follow-up (16.99 ± 19.00) than at baseline. (20.27 ± 18.60).

Health Perception, Mental and Allergy



SNOT-22
PHQ9
GAD7
Scores
30
20
10
0
Excellent
Very good
Good
Fair
Poor
Overall Health
n= 1,051
Error bars: 95% CI

Patients with high-risk scores for depression, anxiety and allergy also perceive their health to be worse than low risk patients.

Health Perception and SNOT-22

Patients with high-risk scores for allergy related symptoms have poorer perception of their health compared to low-risk patients.



40
30
20
10
0
SNOT-22
Excellent
Very good
Good
Fair
Poor
Overall Health (self-rated)
Error bars: 95% CI

P < 0.001

n= 1,051

Depressive Symptoms Severity and SNOT-22

Patients with uncontrolled allergies also have higher depression symptoms compared to low-risk patients.



SNOT-22
60
40
20
0
NO DEP
MILD DEP
MOD DEP
MOD SEVERE DEP
SEVERE DEP
PHQ9 CATEGORIES
Error bars: 95% CI

P < 0.001

n= 1,051

QHSLAB

Anxiety Symptoms Severity and SNOT-22

Patients with uncontrolled allergies also have higher anxiety symptoms compared to low-risk patients.



SNOT-22
50
40
30
20
10
0
MIN ANX
MILD ANX
MODERATE ANX
SEVERE ANX
Anxiety Severity (GAD)
Error bars: 95% CI

P < 0.001

n= 1,051

Are Patients Seeking Emotional Help?

Patients with high-risk scores for depression, anxiety and allergy are seeking help with their emotional wellbeing.



SNOT-22
PHQ9
GAD7
30
20
10
0
Score
NO
YES
Patient seeking emotional help?
Error bars: 95% CI

P < 0.001

n= 1,051

Are Patients Seeking Lifestyle Modification Help?

Patients with high-risk scores for depression, anxiety and allergy are seeking help with lifestyle modification strategies such as relaxation, weight control and exercise.



SNOT-22
PHQ9
GAD7
30
20
10
0
Scores
NO
YES
Seeking Lifestyle help
Error bars: 95% CI

P < 0.001

n= 1,051

Key Takeaways

QHSLAB

1. The components of the Q-scale assessment (pain, confidence, and satisfaction) serve as robust independent predictors that outperform factors like insurance, practice, and age when predicting individuals who utilize healthcare for over five encounters per year and have annual hospital stays exceeding three days.

2. Identifying individuals with mental health symptoms and those actively seeking help creates an opportunity to implement point-of-care preventive strategies and non-face-to-face self-management programs.

3. QHSLab identifies untreated or uncontrolled patients with rhinosinusitis and other chronic conditions in primary care. Rhinosinusitis severity is clearly linked to mental health concerns and poorer perception on one's health status.

4. QHSLab automates routine and mundane tasks helping providers implement patient specific treatment, self-management education programs, and, when needed, specialist referrals.

5. QHSLab offers evidence-based opportunities for both value-based and fee-for-service models in primary care practices. Practices should focus on managing the overall population's health rather than segmenting it solely based on payer type.

QHSLab's business model, commercialized in the Florida market is thriving based on Fee-for-Service (FFS) and Risk/Value-Based care approaches. Using QHSLab products and services, **a solo medical doctor can anticipate increasing their annual earnings by $150,000 to $200,000.** This translates to an extra 20% to 35% income for the typical provider, allowing them to become profitable and expand their practice.



Around 50%, or roughly 250,000, of all practicing primary care physicians are independent and not affiliated with health systems or hospitals.



According to national reports, there are over 500 million healthcare patient encounters each year, with 52% of all physician office visits occurring in primary care.



QHSLab primarily targets independent medical practices, empowering these frontline decision-makers to enhance healthcare using innovative digital medicine and point-of-care tools.

In sum.

QHSLab, Inc. is an emerging medical device technology and software company enabling independent practice physicians and medical practitioners with digital, value-based, and point-of-care tools to address chronic disease and proactively provide preventive care.



QHSLab's business model **generates substantial recurring revenue for the company itself and its medical practitioner clients.** This revenue comes from a large and continuously expanding addressable end market.



We are **favorably aligned with industry growth drivers, including the heightened need and acceptance of digital medicine and virtual care,** particularly, the current population mental health crisis following the COVID-19 pandemic.



We have an **active pipeline of organic growth opportunities** including expanding product portfolio and distribution channels; significant long-term potential to leverage QHSLab cost structure.



We are **led by a highly energized and experienced management and medical advisory team** with a substantial runway of opportunity for shareholders.